Principal Funds, Inc.

Supplement dated September 18, 2015
to the Statement of Additional Information dated December 31, 2014 as amended and restated March 10, 2015 and June 15, 2015
(as supplemented on August 24, 2015)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MULTIPLE CLASS STRUCTURE

Under the Rule 12b-1 Fees / Distribution Plans and Agreements section, add the following after the first paragraph under the fee table:

Effective October 1, 2015, the Distributor has voluntarily agreed to limit the Fund's Distribution and/or Service (12b-1) Fees normally payable by the Fund. The limit will maintain the level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.15% for Class J shares. The voluntary expense limit may be terminated at any time.

INVESTMENT ADVISORY AND OTHER SERVICES

Effective November 1, 2015, delete Global Multi-Strategy and Small-MidCap Dividend Income from the second management fee schedule under Management Agreement.

Effective November 1, 2015, add the following rows related to Global Multi-Strategy and Small-MidCap Dividend Income to the third management fee schedule table under Management Agreement.

Net Asset Value of Fund
Fund	First $500 Million	Next $500 Million	Next $500 Million	Next $500 Million	Next $1 Billion	Over $3 Billion
Global Multi-Strategy	1.60%	1.58%	1.56%	1.55%	1.54%	1.53%
Small-MidCap Dividend Income	0.80	0.78	0.76	0.75	0.74	0.73

1